UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2025
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MSC INDUSTRIAL DIRECT CO., INC.
(Exact name of registrant as specified in its charter)
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New York	1-14130	11-3289165
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

515 Broadhollow Road, Suite 1000, Melville, New York	11747
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (516) 812-2000

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	MSM	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement

On December 10, 2025, MSC Industrial Direct Co., Inc. (the “Company”) entered into a Joinder and Amendment No. 1 to Receivables Purchase Agreement (the “Amendment”), by and among MSC A/R Holding Co., LLC, a wholly owned subsidiary of the Company (“MSC A/R”), as seller, the Company, as master servicer, the existing purchasers and joining purchaser party thereto and Wells Fargo Bank, National Association, as administrative agent (“Wells Fargo”), which amends the Company’s Receivables Purchase Agreement, dated December 19, 2022, by and among MSC A/R, as seller, the Company, as master servicer, the purchasers from time to time party thereto, and Wells Fargo, as administrative agent (as amended, the “RPA”).

The Amendment provides for, among other things: (i) the extension of the “Scheduled Termination Date” (as defined in the RPA) to December 8, 2028, (ii) the addition of a joining purchaser, increasing the maximum aggregate commitment under the RPA by $50 million to $350 million, (iii) the removal of the credit spread adjustment to the interest rate applicable to amounts outstanding under the RPA and (iv) an update to the definition of the Company’s consolidated net leverage ratio to reflect previously disclosed changes to the same ratio in the Company’s revolving credit agreement. As amended, the RPA continues to include customary representations and warranties for facilities of this type.

The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the full terms and conditions of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Wells Fargo, which is the administrative agent under the RPA, and Bank of America, N.A., a purchaser under the RPA, are each a lender and issuing lender under the Company’s revolving credit agreement, and Regions Bank and PNC Bank, National Association, purchasers under the RPA, are also lenders under the Company’s revolving credit agreement.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits:

Exhibit No.	Description
10.1
Joinder and Amendment No. 1 to Receivables Purchase Agreement, dated as of December 10, 2025, by and among MSC Industrial Direct Co., Inc, MSC A/R Holding Co., LLC, Wells Fargo Bank, National Association and the purchasers listed thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL documents).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MSC INDUSTRIAL DIRECT CO., INC.

Date:	December 12, 2025	By:	/s/ NEAL DONGRE
		Name:	Neal Dongre
		Title:	Senior Vice President, General Counsel and Corporate Secretary
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